BOULDER GROWTH & INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

February 28, 2021 (Unaudited)

Description	Shares/Principal Amount	Value (Note 2)
LONG TERM INVESTMENTS 97.44%
DOMESTIC COMMON STOCK 86.64%
Banks 3.74%
Wells Fargo & Co.	1,425,000	$51,542,250

Construction Machinery 1.57%
Caterpillar, Inc.	100,000	21,588,000

Diversified 36.15%
Berkshire Hathaway, Inc., Class A*(a)	1,045	380,986,110
Berkshire Hathaway, Inc., Class B*(a)	485,000	116,647,350
		497,633,460
Diversified Financial Services 13.05%
American Express Co.	210,000	28,404,600
JPMorgan Chase & Co.	1,028,000	151,290,760
		179,695,360
Electric 1.26%
NRG Energy, Inc.	475,000	17,342,250

Food 1.06%
JM Smucker Co.	130,000	14,560,000

Healthcare Products & Services 2.06%
Johnson & Johnson	179,100	28,380,186

Insurance 2.33%
Travelers Cos., Inc.	220,000	32,010,000

Pharmaceuticals 1.95%
Pfizer, Inc.	800,000	26,792,000

Real Estate Investment Trusts (REITs) 3.67%
Broadstone Net Lease, Inc.	800,000	14,472,000
STAG Industrial, Inc.	500,000	15,775,000
Ventas, Inc.	383,200	20,271,280
		50,518,280
Retail 10.95%
eBay, Inc.	325,000	18,336,500
Walmart, Inc.	335,000	43,523,200
Yum! Brands, Inc.	858,000	88,828,740
		150,688,440
Semiconductors 1.77%
Intel Corp.	400,000	24,312,000

Technology, Hardware & Equipment 5.94%
Cisco Systems, Inc./Delaware	1,822,200	81,762,114

Description	Shares/Principal Amount	Value (Note 2)
Telecommunications 1.16%
Verizon Communications, Inc.	289,000	$15,981,700

TOTAL DOMESTIC COMMON STOCK
(Cost $426,390,346)		1,192,806,040

FOREIGN COMMON STOCK 1.12%
Beverages 1.12%
Heineken Holding NV	180,000	15,463,134

TOTAL FOREIGN COMMON STOCK
(Cost $4,874,275)		15,463,134

CLOSED-END FUNDS 4.03%
Cohen & Steers Infrastructure Fund, Inc.	2,114,058	53,887,338
Reaves Utility Income Fund	49,071	1,533,469
		55,420,807
TOTAL CLOSED-END FUNDS
(Cost $22,546,722)		55,420,807

LIMITED PARTNERSHIPS 5.65%
Enterprise Products Partners LP	3,650,000	77,818,000

TOTAL LIMITED PARTNERSHIPS
(Cost $71,009,752)		77,818,000

TOTAL LONG TERM INVESTMENTS
(Cost $524,821,095)		1,341,507,981

SHORT TERM INVESTMENTS 17.84%
U.S. Treasury Obligations 7.84%
United States Treasury Bills(b)
0.063%, 03/04/2021	$9,000,000	8,999,987
0.058%, 03/11/2021	9,000,000	8,999,948
0.066%, 03/18/2021	9,000,000	8,999,919
0.068%, 03/25/2021	9,000,000	8,999,872
0.064%, 04/01/2021	9,000,000	8,999,787
0.067%, 04/08/2021	9,000,000	8,999,703
0.064%, 04/15/2021	9,000,000	8,999,663
0.051%, 04/22/2021	9,000,000	8,999,708
0.030%, 04/29/2021	9,000,000	8,999,557
0.018%, 05/06/2021	9,000,000	8,999,560
0.025%, 05/13/2021	9,000,000	8,999,437
0.018%, 05/20/2021	9,000,000	8,999,330

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $107,995,048)		107,996,471

Money Market Funds 10.00%
State Street Institutional U.S. Government Money Market Fund, Administration Class,
7-Day Yield - 0.010%	53,158,106	53,158,106

Description	Shares/Principal Amount	Value (Note 2)
Money Market Funds (continued)
State Street Institutional U.S. Government Money Market Fund, Investor Class,
7-Day Yield - 0.010%	84,442,021	$84,442,021

TOTAL MONEY MARKET FUNDS
(Cost $137,600,127)		137,600,127

TOTAL SHORT TERM INVESTMENTS
(Cost $245,595,175)		245,596,598

TOTAL INVESTMENTS 115.29%
(Cost $770,416,270)		1,587,104,579

SENIOR NOTES (NET OF DEFFERED OFFERING COST OF $2,203,550) (16.18%)		(222,796,450)

OTHER ASSETS AND LIABILITIES, NET 0.89%(c)		12,370,532

TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS 100.00%		$1,376,678,661

*	Non-income producing security.
(a)	For additional information on portfolio concentration, see Note 2.
(b)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(c)	Includes cash which is being held as collateral for written options.

Written Put Options:
Description	Counterparty	Strike Price	Premiums Received	Expiration Date	Contracts	Notional Value	Value (Note 2)
NRG Energy, Inc.	Credit Suisse	$31	$229,375	3/19/2021	(4,750)	$(17,342,250)	$(332,500)

Percentages are stated as a percent of the Total Net Assets Applicable to Common Stockholders.

Regional Breakdown as a % of Total Net Assets Applicable to Common Stockholders
United States	114.17%
Netherlands	1.12%
Other Assets and Liabilities	1.06%
Senior Notes	(16.34%)
Total Net Assets	100.00%

See accompanying Notes to Quarterly Portfolio of Investments.

Boulder Growth & Income Fund, Inc.

Notes to Quarterly Portfolio of Investments

February 28, 2021 (Unaudited)

Note 1. Fund Organization

Boulder Growth & Income Fund, Inc. (the “Fund”), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”) and accordingly follows the investment company accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

Note 2. Valuation and Investment Practices

Portfolio Valuation: Equity securities including closed-end funds for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers, or other independent sources. Money market mutual funds are valued at their net asset value per share. Short-term fixed income securities such as Commercial Paper, Bankers Acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service, then the securities will be priced at fair value under procedures approved by the Board of Directors (the “Board”). The Board has delegated to the Valuation Committee, the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Valuation Committee, does not represent fair value (“Fair Value Securities”). The appointment of any officer or employee of the investment adviser or Fund to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The Valuation Committee is responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances described below. If the Valuation Committee determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of the Fund’s portfolio securities, the Valuation Committee may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Valuation Committee reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Valuation Committee may use outside pricing services to provide it with closing prices. The Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Valuation Committee cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Valuation Committee adjusts prices, the Valuation Committee will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Options are valued at the mean of the highest bid and lowest ask prices on the principal exchange on which the option trades. If no quotations are available, fair value procedures will be used. Fair value procedures will also be used for any options traded over-the-counter.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1—Unadjusted quoted prices in active markets for identical investments that the Fund has the ability to access

Level 2—Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of February 28, 2021 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Domestic Common Stock	$1,192,806,040	$–	$–	$1,192,806,040
Foreign Common Stock	15,463,134	–	–	15,463,134
Closed-End Funds	55,420,807	–	–	55,420,807
Limited Partnerships	77,818,000	–	–	77,818,000
U.S. Treasury Obligations	–	107,996,471	–	107,996,471
Money Market Funds	137,600,127	–	–	137,600,127
TOTAL	$1,479,108,108	$107,996,471	$–	$1,587,104,579

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Written Put Options	$(332,500)	$–	$–	$(332,500)
TOTAL	$(332,500)	$–	$–	$(332,500)

*	For detailed descriptions, see the accompanying Portfolio of Investments.
**	Other financial instruments include any derivative instruments not reflected in the Portfolio of Investments as investment securities, such as written put options. The fair value and unrealized gain or loss on these investments are presented in a schedule to the Portfolio of Investments.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities when the information becomes available to the Fund. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis using the effective yield method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded by the Fund in the following annual financial reporting period.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk below.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions, and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the Adviser may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified” with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

As of February 28, 2021, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc. In addition to market appreciation of the issuer since the time of purchase, the Fund acquired additional interest in Berkshire Hathaway, Inc. in the March 20, 2015 reorganization. After the reorganization was completed, shares held of the issuer were liquidated to bring the concentration to 25%. Concentration of the Berkshire Hathaway, Inc. position was a direct result of market appreciation and decreased leverage since the time the Fund and the funds acquired in the reorganization purchased the security.

Market Distribution Risk: The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause a Fund to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Fund’s securities or other assets. Such impacts may adversely affect the performance of the Fund.

Note 3. Derivative Financial Instruments

As a part of its investment strategy, the Fund may invest to a lesser extent in derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the Commodity Futures Trading Commission, foreign exchanges. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by the Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.